UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2008
CSB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530

(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

91 North Clay Street, P.O. Box 232, Millersburg, Ohio	44654

(Address of principal executive offices)	(Zip Code)
(330) 674-9015
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement.
Merger Agreement
On May 14, 2008, CSB Bancorp, Inc. (“CSB”) and Indian Village Bancorp, Inc. (“Indian Village”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Indian Village will be merged into CSB. Immediately following the merger of Indian Village into CSB, Indian Village Community Bank (“Indian Village Bank”), an Ohio savings bank and wholly-owned subsidiary of Indian Village, will be merged into The Commercial Savings Bank of Millersburg, Ohio, an Ohio commercial bank and wholly-owned subsidiary of CSB. A copy of the Merger Agreement is attached hereto as Exhibit 2.1.
Under the terms of the Merger Agreement, the shareholders of Indian Village will be entitled to receive, for each share of Indian Village common stock, (i) $4.375 in cash and (ii) 0.7611 common shares, $6.25 par value, of CSB (the “CSB Common Shares”). The receipt of CSB Common Shares by Indian Village is expected to qualify as a tax-free exchange. As of May 14, 2008, Indian Village had 438,876 shares of common stock outstanding and outstanding stock options covering an aggregate of 26,520 shares of Indian Village common stock with a weighted exercise price of $12.68 per share. Pursuant to the Merger Agreement, options to purchase Indian Village common stock that remain unexercised at the time of the merger will be cashed out for an amount equal to the difference between $17.50 per share and the exercise price of the option.
The merger is expected to close late in the third quarter or early in the fourth quarter of 2008, pending adoption of the Merger Agreement by the shareholders of Indian Village, approval of the transaction by regulatory authorities, and the satisfaction of other customary closing conditions. The directors of Indian Village have agreed to vote their shares in favor of adoption of the Merger Agreement.
Indian Village had total assets of $92.8 million, deposits of $63.9 million, loans of $63.8 million and stockholders’ equity of $8.0 million as of April 30, 2008. Founded in 1923 as the Indian Village Savings and Loan Association, Indian Village Community Bank presently operates full-service banking offices in the communities of Gnadenhutten, New Philadelphia and North Canton, Ohio.
The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed with this Current Report on Form 8-K as Exhibit 2.1.
CSB and Indian Village issued a joint press release on May 14, 2008, and Indian Village mailed a letter to its shareholders on May 16, 2008, announcing the execution of the Merger Agreement. Copies of the joint press release and the letter to Indian Village shareholders are attached hereto as Exhibits 99.1 and 99.2, respectively.
Cautionary Statement
The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of the parties. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties delivered to each other in connection with the execution of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

Severance Payment Agreements
As contemplated by the terms of the Merger Agreement, on May 14, 2008, CSB, Indian Village and Indian Village Bank entered into Severance Payment Agreements with each of Marty R. Lindon, Andrea R. Miley, Lori S. Frantz and Elaine A. Tedrow (each, an “Employee”). Under the terms of each Severance Payment Agreement, if the Employee continues to serve Indian Village as an Employee in good standing between the date of the Merger Agreement and the effective date of the Merger (the “Effective Date”), and the Employee’s employment is voluntarily or involuntarily terminated on the Effective Date, the Employee will be entitled to receive a lump sum payment equal to the Employee’s annual base salary and continued medical insurance coverage for up to one year. The same severance benefits will be provided to the Employee if he or she voluntarily terminates his or her employment with CSB within 60 days following the Effective Date so long as the Employee served Indian Village and CSB as an employee in good standing between the date of the Merger Agreement and the date of termination of employment.
The Severance Payment Agreements also provide that, for a period of six months after the date on which severance benefits are paid, each Employee agrees not to work for, advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes, within Tuscarawas County, with the depository, lending or other activities of CSB.
The Severance Payment Agreements will supersede the existing Employment Agreements between the Employees and Indian Village and Indian Village Bank, which Employment Agreements will terminate as of the Effective Date and have no further force or effect.
The description of the Severance Payment Agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Payment Agreements, which are filed with this Current Report on Form 8-K as Exhibits 10.1 through 10.4.
Additional Information
CSB will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 concerning the merger transaction. The Registration Statement will include a combined prospectus for the offer and sale of CSB Common Shares to Indian Village shareholders as well as a proxy statement of Indian Village for the solicitation of proxies from its shareholders for use at the meeting at which the merger transaction will be voted upon. The combined prospectus and proxy statement and other documents filed by CSB with the SEC will contain important information about CSB, Indian Village, and the merger transaction. We urge investors and Indian Village shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. Indian Village shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the merger transaction. Investors and shareholders will be able to obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about CSB – at the SEC’s website at http://www.sec.gov. Copies of the combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to CSB Bancorp, Inc., 91 North Clay Street, P.O. Box 232, Millersburg, Ohio 44654, Attention: Ms. Paula Meiler, Chief Financial Officer, telephone (330) 674-9015.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 14, 2008, by and between CSB Bancorp, Inc. and Indian Village Bancorp, Inc.

10.1	Severance Payment Agreement, dated as of May 14, 2008, by and among Marty R. Lindon, CSB Bancorp, Inc., Indian Village Bancorp, Inc. and Indian Village Community Bank

10.2	Severance Payment Agreement, dated as of May 14, 2008, by and among Andrea R. Miley, CSB Bancorp, Inc., Indian Village Bancorp, Inc. and Indian Village Community Bank

10.3	Severance Payment Agreement, dated as of May 14, 2008, by and among Lori S. Frantz, CSB Bancorp, Inc., Indian Village Bancorp, Inc. and Indian Village Community Bank

10.4	Severance Payment Agreement, dated as of May 14, 2008, by and among Elaine A. Tedrow, CSB Bancorp, Inc., Indian Village Bancorp, Inc. and Indian Village Community Bank

99.1	Press Release issued jointly by CSB Bancorp, Inc. and Indian Village Bancorp, Inc. on May 14, 2008

99.2	Letter mailed to shareholders of Indian Village Bancorp, Inc. on May 16, 2008
[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB BANCORP, INC.
Dated: May 16, 2008	By:	/s/ Paula J. Meiler
Paula J. Meiler
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 14, 2008, by and between CSB Bancorp, Inc. and Indian Village Bancorp, Inc.

10.1	Severance Payment Agreement, dated as of May 14, 2008, by and among Marty R. Lindon, CSB Bancorp, Inc., Indian Village Bancorp, Inc. and Indian Village Community Bank

10.2	Severance Payment Agreement, dated as of May 14, 2008, by and among Andrea R. Miley, CSB Bancorp, Inc., Indian Village Bancorp, Inc. and Indian Village Community Bank

10.3	Severance Payment Agreement, dated as of May 14, 2008, by and among Lori S. Frantz, CSB Bancorp, Inc., Indian Village Bancorp, Inc. and Indian Village Community Bank

10.4	Severance Payment Agreement, dated as of May 14, 2008, by and among Elaine A. Tedrow, CSB Bancorp, Inc., Indian Village Bancorp, Inc. and Indian Village Community Bank

99.1	Press Release issued jointly by CSB Bancorp, Inc. and Indian Village Bancorp, Inc. on May 14, 2008

99.2	Letter mailed to shareholders of Indian Village Bancorp, Inc. on May 16, 2008